UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2022
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LEONARDO DRS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	333-253583	13-2632319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2345 Crystal Drive
Suite 1000
Arlington, Virginia 22202
(Address of principal executive offices)
(703) 416-8000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events.
Leonardo DRS, Inc. (the “Company,” “we,” “us,” “our”) is filing this Current Report on Form 8-K (the “Form 8-K”) to reflect changes to the presentation of our financial information as set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Form 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2022, in order to give effect to a change in segment reporting.
As previously disclosed in the Quarterly Report on Form 10-Q for the period ended March 31, 2022 (as filed with the SEC on May 16, 2022), effective in the first quarter of our fiscal year 2022, the Company implemented a segment reorganization in order to align its segment reporting with its current operating structure including how our Chief Operating Decision Maker assesses the performance of and allocates resources to our businesses (the "Segment Reorganization"). The Company’s new reportable segments are: Advanced Sensing and Computing and Integrated Mission Systems. The Advanced Sensing and Computing reportable segment is comprised of the operations of the Advanced Sensing and Computing operating segments which, following the Segment Reorganization, reflects the reassignment of the Network and Computing Technologies and Advanced Senor Technologies operating and reportable segments.
This Form 8-K updates the information in the following items as initially filed in order to reflect the change in segment reporting:
a.Part I. Item 1, Business, Part I Item 2 Properties;
b.Part II. Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations, Part II, Item 8, Financial Statements and Supplementary Data
No items in the 2021 Form 10-K other than those identified above are being updated by this filing. Information in the 2021 Form 10-K is generally stated as of December 31, 2021 and this filing does not reflect any subsequent information or events other than the change in segment reporting noted above.
Without limiting the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2021 Form 10-K for any information, uncertainties, transactions, risks, events, or trends occurring, or known to management, other than the events described above. More current information is contained in our Quarterly Report on Form 10-Q for the period ended March 31, 2022 and other filings with the SEC. This Form 8-K should be read in conjunction with the 2021 Form 10-K, the Form 10-Q for the period ended March 31, 2022, and any other documents we have filed with the SEC subsequent to May 16, 2022.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibits
99.1	Revised portions of the Leonardo DRS, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEONARDO DRS, INC.
(Registrant)

Date: August 2, 2022	By:	/s/ Mark A. Dorfman
Mark A. Dorfman
Executive Vice President, General Counsel and Secretary